                                                                 Exhibit 10.3(c)

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE is made as of June, 1999, by and between ONE OLIVER ASSOCIATES LIMITED PARTNERSHIP, a Michigan limited partnership, whose address is c/o Kojaian Management Corporation, 1400 North Woodward, Suite 250, Bloomfield Hills, Michigan 48304-2876 (hereinafter referred to as "Landlord") and FREEMARKETS ONLINE, INC., a Delaware corporation, whose address is 210 6th Avenue, Suite 2200, Pittsburgh, Pennsylvania 15222 (hereinafter referred to as "Tenant").

                                R E C I T A L S:

         WHEREAS, Landlord, as Landlord, and Tenant, as Tenant entered into that certain Lease dated October 21, 1998, as amended by the First Amendment to Lease dated March 30, 1999, (hereinafter collectively referred to as "Lease"), pursuant to which Tenant leases space in One Oliver Plaza, Pittsburgh, Pennsylvania on the 21st and 22nd floors consisting of approximately 36,219 square feet (hereinafter referred to as the "Original Premises") and 23rd floor consisting of approximately 17,890 rentable square feet (hereinafter referred to as "Additional Premises") more particularly described therein; and

         WHEREAS, Tenant desires to lease additional premises consisting of 18,287 rentable square feet on the 24th floor (hereinafter referred to as and designated "Additional Premises II" on Exhibit "A" hereto) and Landlord is willing to lease the Additional Premises II to Tenant upon the terms and conditions set forth herein; and,

         WHEREAS, Landlord and Tenant have agreed upon the terms and conditions for the leasing of the Additional Premises II and the Basic Rental thereof and wish to set forth such agreement as more particularly set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                       1.

         (a) On or before July 1, 1999, Tenant shall cause its architect to prepare plans and specifications for the renovations to the Additional Premises II and shall submit the same to Landlord for Landlord's approval, which approval shall not be unreasonably withheld or delayed. If the plans and specifications are not delivered to Landlord by June 30, 1999, the Commencement Date shall nevertheless be October 1, 1999. Landlord shall promptly obtain a building permit for the Additional Premises II and commence the work within the later of
(i) thirty days after receiving the plans or (ii) ten days after receiving the building permit.

         (b) Landlord shall complete the Additional Premises II in accordance with Sections 3(b) - 3(e) and Section 5 of Exhibit "D" to the Lease.

         (d) Landlord shall perform or cause to be performed, the renovations to the Additional Premises II in accordance with the approved plans and specifications and Landlord shall pay the cost of the improvements up to a cost of two hundred forty-three thousand eight hundred thirty-one and 54/100 dollars ($243,831.54)(hereinafter referred to as the "Tenant Allowance"). All demolition costs, permits, permit fees, labor, materials, general conditions, competitive contractor profits and a construction management fee of 5.0% paid to Landlord's construction manager shall be charged against the Tenant Allowance.

         (e) If the net cost of completing the improvements in accordance with the approved plans and specifications shall exceed the Tenant Allowance, Tenant shall pay one-half the excess amount to Landlord within ten (10) days after Tenant's receipt of Landlord's written request for the same, which request shall specify the nature and amount of the cost for which reimbursement is sought. Tenant shall pay the remaining one-half the excess before taking possession of the Additional Premises II. In no event shall Landlord be required to commence or continue such construction if Tenant defaults in its obligation to make the payments herein required.

         (f) Landlord shall complete the renovations and deliver the Additional Premises II to Tenant on or about October 1, 1999 (hereinafter referred to as the "Effective Date II"). Effective on the Effective Date II and subject to Sections 3(g) and 4 of Exhibit "D" of the Lease, the Additional Premises II shall be deemed part of the Premises for all purposes of the Lease.

                                       2.

         Effective upon the date hereof, the Lease shall be amended in part as follows:

         (a)      Section 1.01: Premises: (Floors 21-24)

                  Original Premises: approximately 17,910 rentable square feet, located on the twenty-first floor, and 18,309 rentable square feet located on the twenty-second floor

                  Additional Premises: approximately 17,890 rentable square feet, located on twenty-third floor

                  Additional Premises II: approximately 18,287 rentable square feet, located on the twenty-fourth floor

         (b)      Tenant's Share of Operating
                  Expenses:                        Original Premises:      5.68%
                  Tenant's Share of Taxes:         Additional Premises:    2.81%
                                                   Additional Premises II: 2.87%

         (c)      Section 4.01: Basic Rental:

                                ORIGINAL PREMISES

                         TERM                                      MONTHLY BASIC RENTAL
                         ----                                      --------------------
                  March 1, 1999 through
                  May 31, 1999                                          $  -0-

                  June 1, 1999 through
                  February 28, 2000                                     $60,365.00

                  March 1, 2000 through
                  February 28, 2001                                     $62,175.95

                  March 1, 2001 through
                  February 28, 2002                                     $64,047.27

                  March 1, 2002 through
                  February 28, 2003                                     $65,978.95

                  March 1, 2003 through
                  May 31, 2004                                          $67,940.81

                        ADDITIONAL PREMISES

                         TERM                                      MONTHLY BASIC RENTAL
                         ----                                      --------------------
                  June 16, 1999 through
                  February 28, 2000                                     $29,816.67

                  March 1, 2000 through
                  February 28, 2001                                     $30,711.17

                  March 1, 2001 through
                  February 28, 2002                                     $31,635.48

                  March 1, 2002 through
                  February 28, 2003                                     $32,589.62

                  March 1, 2003 through
                  May 31, 2004                                          $33,558.66

                      ADDITIONAL PREMISES II

                         TERM                                      MONTHLY BASIC RENTAL
                         ----                                      --------------------
                 Effective Date II through
                 February 28, 2000                                      $30,478.33

                 March 1, 2000 through
                 February 28, 2001                                      $31,392.68

                 March 1, 2001 through
                 February 28, 2002                                      $32,337.51

                 March 1, 2002 through
                 February 28, 2003                                      $33,312.82

                 March 1, 2003 through
                 May 31, 2004                                           $34,303.36




                                       3.

         Exhibit "A" to the Lease is hereby deleted in its entirety and replaced by Exhibit "A" attached hereto. All references in the Lease to Exhibit "A" shall hereinafter mean Exhibit "A" hereto.

                                       4.

         Each of Landlord and Tenant acknowledge that the Lease is in full force and effect and neither Landlord nor Tenant is currently in default thereunder.

                                       5.

         The Lease, as herein amended, is hereby ratified and confirmed by the parties and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first set forth above.

WITNESS:                           ONE OLIVER ASSOCIATES
                                   LIMITED PARTNERSHIP, a Michigan limited
                                   partnership

_____________________________      By:  ONE OLIVER-GP, INC.,
                                        a Michigan corporation
                                   Its: General Partner

_____________________________      By:  /s/ Mike Kojaian
                                        ---------------------------
                                        Mike Kojaian
                                   Its: President

                                                    "LANDLORD"

WITNESS:                                FREEMARKETS ONLINE, INC.,
                                        a Delaware corporation

_____________________________      By:  /s/ Glen T. Meakem
                                        ---------------------------
_____________________________      Its: President & CEO
                                        ---------------------------
                                                      "TENANT"

                                   EXHIBIT "A"

                              [graphic of premises]